Exhibit 99.1

BANK FIRST CORPORATION

2020 EQUITY PLAN

RESTRICTED STOCK AWARD AGREEMENT

The Participant specified below is hereby granted a restricted stock award (the “Award”) by Bank First Corporation, Inc., a Wisconsin corporation, under the Bank First Corporation 2020 Equity Plan (the “Plan”). The Award shall be subject to the terms of the Plan and the terms set forth in this Restricted Stock Award Agreement (“Award Agreement”). Except for the words and phrases defined in this Award Agreement, any capitalized word or phrase in this Award Agreement shall have the meaning ascribed to it in the Plan.

Section 1.       Award. The Company hereby grants to Participant the Award of restricted stock, which represents the right of Participant to enjoy the number of shares set forth in Section 2 below (“Covered Shares”) free of restrictions once the Restricted Period ends, subject to the terms of this Award Agreement and the Plan.

Section 2.        Definitions. The following words and phrases related to the Award shall have the following meanings:

(a)       The “Participant” is ___________.

(b)       The “Grant Date” is ______________.

(c)       The number of “Covered Shares” is _____ Shares.

Section 3.        Restricted Period. The “Restricted Period” for each installment of Covered Shares (each, an “Installment”) shall begin on the Grant Date.

(a)       The Restricted Period for one-third (1/3) of the Covered Shares will end on March 1 of each of the first three (3) years after the Grant Date.

(b)       Notwithstanding the foregoing provisions of this Section 3, the Restricted Period for all the Covered Shares shall cease immediately, and such Covered Shares shall become fully vested immediately upon Participant’s termination of service due to Participant’s death.

(c)       Notwithstanding any other agreement to the contrary between Participant and the Company or any of its subsidiaries (the “Company and its Subsidiary” or “the Company and any of its Subsidiaries” are hereinafter referred to as “the Company” for purposes of this Section 3(c) through Section 23 of the Agreement), if an event constituting a Change of Control occurs, any Restricted Shares still outstanding shall become fully vested.

(d)       Except as set forth in Section 3(b) and Section 3(c) above, or as may otherwise be provided by the Committee or the Chief Executive Officer in their discretion, if Participant’s termination of service occurs prior to the expiration of one or more Restricted Periods, Participant shall forfeit all rights, title, and interest in and to any Installment(s) still subject to a Restricted Period as of such date of termination of service.

Section 4.       Dividends. Participant shall be entitled to receive dividends and distributions paid on any Installment during the Restricted Period applicable to such Installment; provided, however, that no dividends or distributions shall be payable to or for the benefit of Participant with respect to record dates for such dividends or distributions occurring before the Grant Date or on or after the date, if any, on which Participant has forfeited the respective Covered Shares.

Section 5.       Voting Rights. Participant shall be entitled to vote the Covered Shares during the Restricted Period applicable to each Installment; provided, however, that Participant shall not be entitled to vote Covered Shares with respect to record dates occurring before the Grant Date or on or after the date, if any, on which Participant has forfeited those Covered Shares.

Section 6.        Deposit of Restricted Stock Award. All Covered Shares shall be registered in the name of Participant and shall be held on the books of the Company’s transfer agent, marked with a restrictive legend prohibiting any sale or transfer of the Covered Shares until the end of the Restrictive Period.

Section 7.       Administration. The authority to manage and control the operation and administration of this Award Agreement shall be vested in the Chief Executive Officer, unless the Participant is an officer as defined by Rule 16a-1(f) of the Securities Exchange Act of 1934 (“Section 16 Officer”). The authority to manage and control the operation and administration of this Award Agreement for Section 16 Officers shall be vested in the Committee. Any interpretation of this Award Agreement or the Plan by the Chief Executive Officer or the Committee, as applicable, and any decision made thereby with respect to this Award Agreement or the Plan shall be final and binding on all persons.

Section 8.       Plan Governs. Notwithstanding any provision of this Award Agreement to the contrary, this Award Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by Participant from the office of the General Counsel/Corporate Secretary. This Award Agreement shall be subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time. Notwithstanding any provision of this Award Agreement to the contrary, in the event of any discrepancy between the corporate records of the Company, including the Plan, and this Award Agreement, the corporate records of the Company shall control.

Section 9.       Not an Employment Contract. Neither the Award nor this Award Agreement shall confer on Participant any rights with respect to continuance of employment or other service with the Company or a subsidiary, nor shall they interfere in any way with any right the Company or a subsidiary may otherwise have to terminate or modify the terms of Participant’s employment or other service at any time.

Section 10.     Amendment. This Award Agreement may be amended in accordance with the provisions of the Plan and may otherwise be amended in writing by the mutual agreement of Participant and the Company without the consent of the Committee, unless the Participant is a Section 16 Officer. If the Participant is a Section 16 Officer, any amendments to this Award Agreement must be approved by the Committee.

Section 11.      Governing Law. This Award Agreement, the Plan and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the state of Wisconsin, without reference to principles of conflict of laws, except as superseded by applicable federal law; and any court action commenced to enforce this Agreement shall have as its sole and exclusive venue the county of Manitowoc, Wisconsin.

Section 12.     Clawback. The Award and any amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of clawback provision set forth in Section 12.6 of the Plan and any Clawback Policy (the “Policy”) that may be in effect from time to time. Participant hereby acknowledges and consents to the Company’s application, implementation and enforcement of (a) the Policy established by the Company that may apply to Participant, whether adopted prior to or following the date of this Award Agreement, and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and agrees that the Company may take such actions as may be necessary to effectuate the Policy and applicable law, without further consideration or action.

Section 13.      Non-Solicitation of Customers.

(a)       While Participant is employed by the Company, and for a period of eighteen (18) months immediately following, Participant will not, directly or indirectly (through or by providing assistance to another person or entity), solicit or conduct Financial Services business (defined below) from or with any existing or prospective customer of the Company (1) with whom Participant had any contact; (2) with whom Participant engaged in direct marketing efforts; or (3) about whom Participant had access to non-public confidential or proprietary information, during the period of one (1) year prior to the date Participant ceased to be an employee of the Company. The term “Financial Services” as used herein shall include products or services offered by the Company and its affiliates within the one (1) year period immediately preceding Participant’s last day of employment with the Company.

(b)       This covenant is effective immediately and shall remain in full force before and after the time the rights to Restricted Shares granted under this Agreement vest, and after if such Restricted Shares are transferred by Participant. The parties intend that the terms of this Section 13 are severable from any other provision of this Award Agreement, as provided in Section 20, and are also severable from any other promise or duty owed by Participant to the Company.

(c)       Participant agrees that this covenant is reasonably and properly necessary to protect the legitimate business interests of the Company. Participant acknowledges that damages for the violation of this covenant will be inadequate and will not give full, sufficient relief to the Company, and that a breach of this covenant will constitute irreparable harm to the Company. Therefore, Participant agrees that in the event of any violation of this covenant, the Company shall be entitled to compensatory damages and injunctive relief.

(d)       Participant will reimburse and indemnify the Company for the actual costs incurred by the Company in enforcing this covenant, including, but not limited to, attorney’s fees reasonably incurred in enforcement activity.

Section 14.      Non-Solicitation of Employees.

(a)       While Participant is employed by the Company, and for a period of eighteen (18) months immediately following, Participant will not, directly or indirectly (through or by providing assistance to another person or entity), assist or influence any other employee of the Company to take a position outside of the Company.

(b)       This covenant is effective immediately and shall remain in full force before and after the time the rights to Restricted Shares granted under this Agreement vest, even if such Restricted Shares are transferred by Participant. The parties intend that the terms of this Section 14 are severable from any other provision of this Award Agreement, as provided in Section 20, and are also severable from any other promise or duty owed by Participant to the Company.

(c)       Participant agrees that this covenant is reasonably and properly necessary to protect the legitimate business interests of the Company. Participant acknowledges that damages for the violation of this covenant will be inadequate and will not give full, sufficient relief to the Company, and that a breach of this covenant will constitute irreparable harm to the Company. Therefore, Participant agrees that in the event of any violation of this covenant, the Company shall be entitled to compensatory damages and injunctive relief.

(d)       Participant will reimburse and indemnify the Company for the actual costs incurred by the Company in enforcing this covenant, including, but not limited to, attorney’s fees reasonably incurred in enforcement activity.

Section 15.      Confidentiality. In consideration of this Award Agreement, Participant agrees to the following:

(a)       During the term of Participant’s employment, Participant has been, and will continue to be, provided with Trade Secrets and/or Confidential Information. This information has been developed at great expense to the Company and is necessary for the Company to conduct its business.

(b)       While Participant is employed by the Company, Participant will not directly or indirectly use or disclose any Trade Secret or Confidential Information, except in the interest and for the benefit of the Company.

(c)       After the termination of Participant’s employment with Company for any reason, Participant will not directly or indirectly use or disclose any Trade Secret.

(d)       For a period of eighteen (18) months following the termination of Participant’s employment with the Company for any reason, Participant will not directly or indirectly use or disclose any Confidential Information. This confidentiality provision is not intended in any way to modify or limit Participant’s ongoing duty to maintain the confidentiality of information as required under federal and state laws and regulations.

(e)       For the purposes of this Award Agreement, the term “Trade Secret” has that meaning set forth under applicable law. Participant shall not disclose any information that constitutes a trade secret as defined in Wis. Stat. § 134.90, for as long as the information continues to be a trade secret or any information where disclosure is otherwise restricted by federal, state or local laws and regulations.

(f)       As used herein, the term “Confidential Information” means all non-Trade Secret information of, about or related to the Company or provided to the Company by its customers, vendors and suppliers that is not known generally to the public or to the Company’s competitors. Confidential Information includes, but is not limited to: (i) new products, product specifications, information about products under development, research, development or business plans, financial information, customer lists, vendor or supplier lists, information about transactions with customers, pricing information, information relating to costs, business records, and employment records and policies (other than the Company’s own); (ii) information that is marked or otherwise designated or treated as confidential or proprietary by the Company; and (iii) information received by the Company from others which the Company has an obligation to treat as confidential.

(g)       Notwithstanding the foregoing, the term “Confidential Information” does not include, and the obligations set forth in this Award Agreement do not apply to, any information that (i) can be demonstrated by Participant to have been known by Participant prior to Participant’s employment with the Company; (ii) is or becomes generally available to the public through no act or omission of Participant; (iii) is obtained by Participant in good faith from a third party who discloses such information to Participant on a non-confidential basis without violating any obligation of confidentiality or secrecy relating to the information disclosed; or (iv) is independently developed by Participant outside the scope of Participant’s employment without the use of Confidential Information or Trade Secrets.

(h)       Nothing in this Award Agreement shall limit or supersede any common law, statutory or other protections of trade secrets where such protections provide the Company with greater rights or protections for a longer duration than provided in this Award Agreement. With respect to the disclosure of a Trade Secret and in accordance with 18 U.S.C. § 1833, Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a Trade Secret that (i) is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, provided that, the information is disclosed solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding filed under seal so that it is not disclosed to the public. Participant is further notified that if Participant files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Participant may disclose the Company’s Trade Secrets to Participant’s attorney and use the Trade Secret information in the court proceeding, provided that Participant files any document containing the Trade Secret under seal so that it is not disclosed to the public, and does not disclose the Trade Secret, except pursuant to court order.

(i)       This covenant is effective immediately and shall remain in force before and after the time the rights to Restricted Shares granted under this Award Agreement vest, and even if such Restricted Shares are transferred by Participant. The parties intend that the terms of this Section 15 are severable from any other provision of this Award Agreement, as provided in Section 20, and are also severable from any other promise or duty owed by Participant to the Company.

(j)       Participant agrees that this covenant is reasonably and properly necessary to protect the legitimate business interests of the Company. Participant acknowledges that damages for the violation of this covenant will be inadequate and will not give full, sufficient relief to the Company, and that a breach of this covenant will constitute irreparable harm to the Company. Therefore, Participant agrees that in the event of any violation of this covenant, the Company shall be entitled to compensatory damages and injunctive relief.

(k)       Participant will reimburse and indemnify the Company for the actual costs incurred by the Company in enforcing this covenant, including, but not limited to, attorney’s fees reasonably incurred in enforcement activity.

Section 16.     Breach of Covenants. Except as otherwise provided by the Committee, notwithstanding any provision of the Plan to the contrary, if Participant breaches a non-competition, non-solicitation, non-disclosure, or other covenant set forth in this Award Agreement or any other agreement between Participant and the Company, whether during or after Participant’s termination of service, in addition to and not in limitation of any other rights, remedies, damages, penalties or restrictions available to the Company under the Plan, an Award Agreement, any other agreement between Participant and the Company, or otherwise at law or in equity, Participant shall forfeit or pay to the Company:

(a)       Any and all Awards granted to Participant, including Awards that have become vested or exercisable; and

(b)       The profit realized by Participant from the sale, or other disposition for consideration, of any Shares received by Participant in connection with the Plan, after Participant’s termination of service and within the 12-month period immediately preceding Participant’s termination of service.

Section 17.     Offset. The Company shall have the right to offset, from any amount payable or stock deliverable hereunder, any amount that Participant owes to the Company without the consent of Participant or any individual with a right to Participant’s Award.

Section 18.      Effect on Other Agreements. The foregoing provisions of Section 13 (Non-Solicitation of Customers), Section 14 (Non-Solicitation of Employees), and Section 15 (Confidentiality) shall not be construed to supersede or alleviate any obligations of Participant to the Company with respect to any restrictive covenant, non-compete or confidentiality agreement otherwise binding on Participant, which shall remain in full force and effect to the extent provided in any such agreements, and in the event that a provision of such agreement shall conflict with any provision of this Award Agreement, Participant acknowledges and agrees that the provision which is most protective of the Company’s confidential or proprietary interests shall control. Notwithstanding the foregoing, the provisions of Sections 13, 14, and 15 shall supersede and replace any similar restrictions included in previous Award Agreements.

Section 19.      Notices. Any notices hereunder to the Company shall be addressed to it at its principal office, 402 N. 8th Street, Manitowoc, WI 54220, Attention: General Counsel/Corporate Secretary. Any noticed hereunder to Participant shall be addressed to him or her at the last home address on file with the Company. Either party may designate some other address at any time hereafter in writing.

Section 20.      Severability. In the event any provision of this Award Agreement is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining provisions of the Award Agreement, and the Award Agreement shall be construed and enforced as if the illegal or invalid provisions had not been included.

Section 21.     New Employers. While Participant is employed by the Company and for a period of one (1) year immediately following the date Participant ceases to be an employee of the Company, Participant will inform each new employer, prior to accepting employment, of the existence of this Award Agreement, including the prohibitions contained in Sections 13, 14, and 15, and provide that employer with a copy of it. Participant authorizes the Company to forward a copy of the Award Agreement to any actual or prospective new employer.

Section 22.     Waiver of Jury Trial. EXCEPT TO THE EXTENT PROHIBITED BY STATE LAW, BY SIGNING THIS AGREEMENT, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS, SCHEDULES, AND APPENDICES ATTACHED TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) IT HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) IT MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY, AND (D) IT HAS DECIDED TO ENTER INTO THIS AGREEMENT IN CONSIDERATION OF, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 23.      SEC Communications. Notwithstanding anything herein to the contrary, in accordance with Rule 21F-17 under the Securities Exchange Act of 1934 and the rules promulgated thereunder, the Company shall not impede a Participant’s ability to communicate with the Securities and Exchange Commission or other governmental agencies regarding possible federal securities law violations (1) without the Company’s approval and (2) without having to forfeit or forego any resulting whistleblower awards, and the Company shall not enforce any provision of any policy to the extent such provision would be deemed to require the Company’s prior approval of such communication or forfeiture of any award, except to the extent otherwise permitted by Rule 21F-17.

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed in its name and on its behalf, and Participant acknowledges understanding and acceptance of, and agrees to, the terms of this Award Agreement as of the Grant Date.

BANK FIRST CORPORATION

By:

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Title:

PARTICIPANT

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